                                                                   Exhibit 99.27

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the tollfree number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding
   Principal Balance                          $24,156,252
Aggregate Original Principal
   Balance                                    $24,160,088
Number of Mortgage Loans                              431

                                   MINIMUM      MAXIMUM          AVERAGE (1)
                                 ----------   -----------   --------------------
Original Principal Balance         $20,000      $220,000           $56,056
Outstanding Principal Balance      $19,958      $220,000           $56,047

                                   MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                 ----------   -----------   --------------------
Original Term (mos)                   180           360               350
Stated remaining Term (mos)           174           360               348
Loan Age (mos)                          0             8                 2
Current Interest Rate               8.425%       13.999%           11.365%
Initial Interest Rate Cap(4)        0.000%        0.000%            0.000%
Periodic Rate Cap(4)                0.000%        0.000%            0.000%
Gross Margin(4)                     0.000%        0.000%            0.000%
Maximum Mortgage Rate(4)            0.000%        0.000%            0.000%
Minimum Mortgage Rate(4)            0.000%        0.000%            0.000%
Months to Roll(4)                       0             0                 0
Original Loan-to-Value              83.08%       100.00%            99.68%
Combined Loan-to-Value              83.08%       100.00%            99.68%
Credit Score (3)                      544           770              639

                                  EARLIEST       LATEST
                                 ----------   -----------
Maturity Date                    03/01/2021   09/01/2036

                                  PERCENT OF
                                 MORTGAGE POOL
                                 -------------
LIEN POSITION
1st Lien                             0.00%
2nd Lien                           100.00%

OCCUPANCY
Primary                            100.00%
Second Home                          0.00%
Investment                           0.00%

LOAN TYPE
Fixed Rate                         100.00%
ARM                                  0.00%

AMORTIZATION TYPE
Fully Amortizing                    25.38%
Interest Only                        0.00%
15/30 Balloon                        5.31%
30/40 Balloon                       69.32%

                                   PERCENT OF
                                 MORTGAGE POOL
                                 -------------
YEAR OF ORIGINATION
2004                                 0.00%
2005                                 0.09%
2006                                99.91%

LOAN PURPOSE
Purchase                            90.17%
Refinance - Rate Term                1.15%
Refinance - Cashout                  8.68%

PROPERTY TYPE
Single Family Residence             70.38%
Condominium                          5.47%
Planned Unit Development            18.92%
2-4 Family                           5.23%
Townhouse                            0.00%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

(4)  ARM Loans only

MORTGAGE RATES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
 8.001% to  8.500%            1         103,936      0.43      8.425      716      103,936     100.00     46.08    100.00    0.00
 8.501% to  9.000%           15       1,016,549      4.21      8.782      713       67,770      98.73     45.07    100.00    0.00
 9.001% to  9.500%           34       1,391,301      5.76      9.295      671       40,921      99.89     46.29     95.52    0.00
 9.501% to 10.000%           19       1,264,261      5.23      9.833      681       66,540      99.55     50.28     81.10    0.00
10.001% to 10.500%           25       1,654,634      6.85     10.425      654       66,185      99.99     48.61    100.00    0.00
10.501% to 11.000%           51       3,223,041     13.34     10.724      649       63,197      99.90     47.04     93.82    0.00
11.001% to 11.500%           47       3,716,977     15.39     11.424      646       79,085      99.74     45.70     27.23    0.00
11.501% to 12.000%           95       5,711,711     23.64     11.849      632       60,123      99.59     45.24     71.99    0.00
12.001% to 12.500%           64       2,752,953     11.40     12.264      605       43,015      99.74     45.57     92.74    0.00
12.501% to 13.000%           41       1,637,914      6.78     12.815      595       39,949      99.48     44.83     94.20    0.00
13.001% to 13.500%           31       1,249,385      5.17     13.328      596       40,303      99.67     45.34    100.00    0.00
13.501% to 14.000%            8         433,590      1.79     13.850      591       54,199     100.00     42.03    100.00    0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    ------    ----
TOTAL:                       431     24,156,252    100.00     11.365      639       56,047      99.68     46.06     78.89    0.00
                             ===     ==========    ======     ======      ===      =======     ======     =====    ======    ====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.50% per annum to 11.500% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.897% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
169 to 180                    26      1,282,288      5.31     11.171      643      49,319       99.94     43.87    72.94     0.00
229 to 240                     2         65,908      0.27     11.576      630      32,954      100.00     54.20    69.72     0.00
349 to 360                   403     22,808,056     94.42     11.375      638      56,596       99.67     46.16    79.25     0.00
                             ---     ----------    ------     ------      ---      ------       -----     -----    -----     ----
TOTAL:                       431     24,156,252    100.00     11.365      639      56,047       99.68     46.06    78.89     0.00
                             ===     ==========    ======     ======      ===      ======       =====     =====    =====     ====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 358 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL            OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOAN PRINCIPAL   MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
BALANCES                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
$50,000 or less              256      8,046,466     33.31     11.523      623       31,432      99.72     43.81    93.09     0.00
$50,001 to $100,000          118      8,375,477     34.67     11.482      640       70,979      99.77     46.33    79.17     0.00
$100,001 to $150,000          39      4,644,768     19.23     11.169      652      119,097      99.63     49.12    65.15     0.00
$150,001 to $200,000          15      2,451,937     10.15     11.106      651      163,462      99.28     45.46    60.24     0.00
$200,001 to $250,000           3        637,604      2.64     10.249      669      212,535     100.00     50.93    67.62     0.00
$250,001 to $300,000           0              0        --         --        0            0         --        --     0.00     0.00
$300,001 to $350,000           0              0        --         --        0            0         --        --     0.00     0.00
$350,001 to $400,000           0              0        --         --        0            0         --        --     0.00     0.00
$400,001 to $450,000           0              0        --         --        0            0         --        --     0.00     0.00
$450,001 to $500,000           0              0        --         --        0            0         --        --     0.00     0.00
$500,001 to $550,000           0              0        --         --        0            0         --        --     0.00     0.00
$550,001 to $600,000           0              0        --         --        0            0         --        --     0.00     0.00
$600,001 to $650,000           0              0        --         --        0            0         --        --     0.00     0.00
$650,001 to $700,000           0              0        --         --        0            0         --        --     0.00     0.00
$700,001 to $750,000           0              0        --         --        0            0         --        --     0.00     0.00
$750,001 to $800,000           0              0        --         --        0            0         --        --     0.00     0.00
$800,001 to $850,000           0              0        --         --        0            0         --        --     0.00     0.00
$850,001 to $900,000           0              0        --         --        0            0         --        --     0.00     0.00
$900,001 to $950,000           0              0        --         --        0            0         --        --     0.00     0.00
$950,001 to $1,000,000         0              0        --         --        0            0         --        --     0.00     0.00
                             ---     ----------    ------     ------      ---      -------     ------     -----    -----     ----
TOTAL:                       431     24,156,252    100.00     11.365      639       56,047      99.68     46.06    78.89     0.00
                             ===     ==========    ======     ======      ===      =======     ======     =====    =====     ====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $44,416 to approximately $1,021,946 and the average outstanding principal balance of the Mortgage Loans was approximately $166,044.

PRODUCT TYPES

                      NUMBER    AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                        OF      PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                     MORTGAGE    BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PRODUCT TYPES          LOANS   OUTSTANDING      POOL       COUPON      SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
-------------------  --------  -----------  -----------  ----------  --------  -----------  --------  --------  -------  -------
15/30 Balloon Loans      26      1,282,288  5.308307577  11.1706703     643       49,319      99.94     43.87    72.94     0.00
20 Year Fixed Loans       2         65,908         0.27      11.576     630       32,954     100.00     54.20    69.72     0.00
30 Year Fixed Loans     137      6,063,911        25.10      11.202     636       44,262      99.81     43.92    87.60     0.00
30/40 Balloon Loans     266     16,744,145        69.32      11.438     639       62,948      99.62     46.97    76.22     0.00
                        ---     ----------  -----------  ----------     ---       ------     ------     -----    -----     ----
TOTAL:                  431     24,156,252       100.00      11.365     639       56,047      99.68     46.06    78.89     0.00
                        ===     ==========  ===========  ==========     ===       ======     ======     =====    =====     ====

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
AMORTIZATION TYPE           LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fully Amortizing             139      6,129,819     25.38     11.206      636      44,099      99.81      44.03    87.41     0.00
Balloon                      292     18,026,433     74.62     11.419      639      61,734      99.64      46.75    75.99     0.00
                             ---     ----------    ------     ------      ---      ------      -----      -----    -----     ----
TOTAL:                       431     24,156,252    100.00     11.365      639      56,047      99.68      46.06    78.89     0.00
                             ===     ==========    ======     ======      ===      ======      =====      =====    =====     ====

ADJUSTMENT TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT TYPE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Fixed Rate                   431     24,156,252    100.00     11.365      639      56,047      99.68      46.06    78.89     0.00
                             ---     ----------    ------     ------      ---      ------      -----      -----    -----     ----
TOTAL:                       431     24,156,252    100.00     11.365      639      56,047      99.68      46.06    78.89     0.00
                             ===     ==========    ======     ======      ===      ======      =====      =====    =====     ====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
GEOGRAPHIC                MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DISTRIBUTION                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Alabama                        1         33,360      0.14     12.625      564       33,360     100.00     43.29    100.00    0.00
Arizona                        7        529,306      2.19     11.185      638       75,615      99.99     46.39    100.00    0.00
Arkansas                       7        269,172      1.11     11.629      626       38,453      99.99     46.07    100.00    0.00
California                    74      8,208,153     33.98     11.190      649      110,921      99.45     47.43     57.09    0.00
Colorado                      29      1,091,681      4.52     11.967      627       37,644      99.69     45.77    100.00    0.00
Connecticut                    1         34,379      0.14     11.750      601       34,379     100.00     54.22    100.00    0.00
Florida                       43      2,293,217      9.49     11.954      625       53,331      99.74     43.76     75.11    0.00
Georgia                       29      1,069,149      4.43     11.650      625       36,867     100.00     46.70     93.69    0.00
Idaho                         10        424,869      1.76     11.346      632       42,487      99.99     48.47    100.00    0.00
Illinois                       9        446,277      1.85     11.645      625       49,586      99.23     49.23     80.28    0.00
Indiana                        1         26,980      0.11     12.125      603       26,980     100.00     45.22    100.00    0.00
Iowa                           4        131,000      0.54     11.876      621       32,750     100.00     41.60    100.00    0.00
Kansas                        10        261,769      1.08     11.983      611       26,177      99.99     40.64    100.00    0.00
Kentucky                      11        310,584      1.29     11.684      617       28,235      99.40     33.30     85.75    0.00
Maryland                       5        358,960      1.49     10.938      656       71,792     100.00     49.43     72.15    0.00
Massachusetts                  9        643,063      2.66     10.637      675       71,451      99.29     50.28    100.00    0.00
Michigan                      10        297,734      1.23     11.766      621       29,773      99.95     40.83     72.60    0.00
Minnesota                      5        240,276      0.99     10.462      661       48,055     100.00     44.24    100.00    0.00
Mississippi                    1         37,600      0.16     12.125      622       37,600     100.00     47.69    100.00    0.00
Missouri                       6        171,522      0.71     11.885      613       28,587      99.98     45.83    100.00    0.00
Nebraska                       2         70,800      0.29     11.771      597       35,400     100.00     32.30    100.00    0.00
Nevada                        12        989,046      4.09     11.371      644       82,420      99.42     49.26     83.55    0.00
New Jersey                     3        163,887      0.68     11.403      650       54,629     100.00     49.82     59.12    0.00
North Carolina                16        548,827      2.27     11.539      627       34,302      99.80     45.90     93.67    0.00
Ohio                          17        418,312      1.73     12.333      606       24,607     100.00     39.77     95.22    0.00
Oklahoma                       2         42,088      0.17     11.533      615       21,044      99.97     27.18    100.00    0.00
Oregon                        14        852,728      3.53     11.488      643       60,909     100.00     45.89     89.30    0.00
Pennsylvania                   5        128,437      0.53     12.032      619       25,687      99.99     42.92     34.64    0.00
Rhode Island                   2        119,579      0.50     10.671      647       59,789     100.00     52.29    100.00    0.00
Tennessee                     21        622,708      2.58      9.172      602       29,653      99.91     41.50    100.00    0.00
Utah                          11        581,063      2.41     11.049      649       52,824      99.62     39.39    100.00    0.00
Virginia                       7        271,673      1.12     12.319      613       38,810     100.00     43.75    100.00    0.00
Washington                    39      2,264,724      9.38     11.268      648       58,070      99.93     47.82     92.66    0.00
Wisconsin                      5        130,232      0.54     11.815      627       26,046      99.59     38.53    100.00    0.00
Wyoming                        3         73,097      0.30     11.575      637       24,366     100.00     41.93    100.00    0.00
                             ---     ----------    ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                       431     24,156,252    100.00     11.365      639       56,047      99.68     46.06     78.89    0.00
                             ===     ==========    ======     ======      ===       ======     ======     =====    ======    ====

No more than approximately 0.42% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%               0              0        --         --        0           0         --         --      0.00    0.00
55.01% to 60.00%               0              0        --         --        0           0         --         --      0.00    0.00
60.01% to 65.00%               0              0        --         --        0           0         --         --      0.00    0.00
65.01% to 70.00%               0              0        --         --        0           0         --         --      0.00    0.00
70.01% to 75.00%               0              0        --         --        0           0         --         --      0.00    0.00
75.01% to 80.00%               0              0        --         --        0           0         --         --      0.00    0.00
80.01% to 85.00%               3        141,576      0.59      9.492      671      47,192      84.16      47.40    100.00    0.00
85.01% to 90.00%               2        199,000      0.82     12.131      599      99,500      89.53      39.52    100.00    0.00
90.01% to 95.00%               8        545,854      2.26     11.976      622      68,232      94.60      46.10     87.73    0.00
95.01% to 100.00%            418     23,269,822     96.33     11.355      639      55,669      99.98      46.11     78.37    0.00
                             ---     ----------    ------     ------      ---      ------      -----      -----    ------    ----
TOTAL:                       431     24,156,252    100.00     11.365      639      56,047      99.68      46.06     78.89    0.00
                             ===     ==========    ======     ======      ===      ======      =====      =====    ======    ====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 18.52% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for suc

COMBINED LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF COMBINED         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
50.01% to 55.00%               0              0        --         --        0           0         --         --      0.00    0.00
55.01% to 60.00%               0              0        --         --        0           0         --         --      0.00    0.00
60.01% to 65.00%               0              0        --         --        0           0         --         --      0.00    0.00
65.01% to 70.00%               0              0        --         --        0           0         --         --      0.00    0.00
70.01% to 75.00%               0              0        --         --        0           0         --         --      0.00    0.00
75.01% to 80.00%               0              0        --         --        0           0         --         --      0.00    0.00
80.01% to 85.00%               3        141,576      0.59      9.492      671      47,192      84.16      47.40    100.00    0.00
85.01% to 90.00%               2        199,000      0.82     12.131      599      99,500      89.53      39.52    100.00    0.00
90.01% to 95.00%               8        545,854      2.26     11.976      622      68,232      94.60      46.10     87.73    0.00
95.01% to 100.00%            418     23,269,822     96.33     11.355      639      55,669      99.98      46.11     78.37    0.00
                             ---     ----------    ------     ------      ---      ------      -----      -----    ------    ----
TOTAL:                       431     24,156,252    100.00     11.365      639      56,047      99.68      46.06     78.89    0.00
                             ===     ==========    ======     ======      ===      ======      =====      =====    ======    ====

As of the Cut-off Date, the Combined Loan-to-Value Ratios of the Mortgage Loans ranged from 18.25% to 100.00% and the weighted average Combined Loan-to-Value Ratio for Mortgage Loans was approximately 95.99%. This table was calculated using the Combined

DEBT-TO-INCOME RATIOS

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF DEBT-TO-         MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
INCOME RATIOS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
20.00% or less                 9        522,726      2.16     11.166      628      58,081       99.90     17.38     94.64    0.00
20.01% to 25.00%              12        414,762      1.72     12.010      613      34,563      100.00     21.78    100.00    0.00
25.01% to 30.00%              11        366,055      1.52     11.452      623      33,278       99.99     27.48    100.00    0.00
30.01% to 35.00%              21        789,587      3.27     11.670      628      37,599      100.00     32.79     82.37    0.00
35.01% to 40.00%              51      2,300,969      9.53     11.486      634      45,117       98.84     37.63     94.89    0.00
40.01% to 45.00%              65      3,503,395     14.50     11.524      635      53,898       99.61     43.44     72.73    0.00
45.01% to 50.00%             116      7,292,193     30.19     11.389      641      62,864       99.84     47.71     67.65    0.00
50.01% to 55.00%             127      7,667,497     31.74     11.218      643      60,374       99.69     52.17     81.45    0.00
55.01% to 60.00%              19      1,299,068      5.38     11.113      639      68,372       99.99     55.30     94.01    0.00
                             ---     ----------    ------     ------      ---      ------      ------     -----     -----    ----
TOTAL:                       431     24,156,252    100.00     11.365      639      56,047       99.68     46.06     78.89    0.00
                             ===     ==========    ======     ======      ===      ======      ======     =====     =====    ====

As of the Cut-off Date, the Debt-to-Income Ratios of the Mortgage Loans ranged from 2.35% to 58.36% and the weighted average Debt-to-Income Ratio for Mortgage Loans with Debt-to-Income Ratios was approximately 45.17%.

LOAN PURPOSE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
LOAN PURPOSE                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Purchase                  388        21,781,593     90.17     11.327      640       56,138      99.84     45.99     79.67    0.00
Refinance - Cashout        36         2,096,820      8.68     11.810      623       58,245      98.04     46.88     67.93    0.00
Refinance - Rate Term       7           277,840      1.15     10.939      626       39,691      99.81     45.30    100.00    0.00
                          ---        ----------    ------     ------      ---       ------      -----     -----    ------    ----
TOTAL:                    431        24,156,252    100.00     11.365      639       56,047      99.68     46.06     78.89    0.00
                          ===        ==========    ======     ======      ===       ======      =====     =====    ======    ====

PROPERTY TYPE

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PROPERTY TYPE               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Single Family                306     17,001,268     70.38     11.408      636       55,560      99.74     45.65    76.90     0.00
Planned Unit Development      80      4,569,992     18.92     11.351      637       57,125      99.44     46.29    89.73     0.00
Condo                         32      1,320,908      5.47     11.361      645       41,278      99.87     47.02    82.69     0.00
Two- to Four-Family           13      1,264,084      5.23     10.834      669       97,237      99.57     49.81    62.47     0.00
                             ---     ----------    ------     ------      ---       ------      -----     -----    -----     ----
TOTAL:                       431     24,156,252    100.00     11.365      639       56,047      99.68     46.06    78.89     0.00
                             ===     ==========    ======     ======      ===       ======      =====     =====    =====     ====

DOCUMENTATION

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
DOCUMENTATION               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Full Documentation           372     19,056,275     78.89     11.335      634       51,227      99.62     45.72    100.00    0.00
Stated                        49      4,276,811     17.70     11.602      655       87,282      99.92     46.99      0.00    0.00
Low                           10        823,166      3.41     10.831      656       82,317     100.00     49.03      0.00    0.00
                             ---     ----------    ------     ------      ---       ------     ------     -----    ------    ----
TOTAL:                       431     24,156,252    100.00     11.365      639       56,047      99.68     46.06     78.89    0.00
                             ===     ==========    ======     ======      ===       ======     ======     =====    ======    ====

OCCUPANCY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
                          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
OCCUPANCY                   LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
Primary                      431     24,156,252    100.00     11.365      639      56,047       99.68     46.06     78.89    0.00
                             ---     ----------    ------     ------      ---      ------       -----     -----     -----    ----
TOTAL:                       431     24,156,252    100.00     11.365      639      56,047       99.68     46.06     78.89    0.00
                             ===     ==========    ======     ======      ===      ======       =====     =====     =====    ====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
MORTGAGE LOANS AGE        MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
(MONTHS)                    LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0                             14        991,351      4.10     10.722      648      70,810.82   100.00     43.89    100.00    0.00
1                            218     10,450,542     43.26     11.880      617      47,938.27    99.53     45.36    100.00    0.00
2                            122      8,860,343     36.68     10.894      664      72,625.76    99.77     47.51     51.68    0.00
3                             46      2,086,255      8.64     11.355      630      45,353.36    99.76     46.26     79.58    0.00
4                             20      1,046,993      4.33     11.163      648      52,349.65    99.81     42.22     78.06    0.00
5                              7        398,322      1.65     10.910      636      56,903.13    99.99     49.96    100.00    0.00
6                              2        188,633      0.78     10.694      649      94,316.59   100.00     43.33     13.76    0.00
7                              1        111,932      0.46     11.500      597     111,931.50   100.00     44.13    100.00    0.00
8                              1         21,881      0.09      8.660      610      21,881.18   100.00     14.38    100.00    0.00
                             ---     ----------    ------     ------      ---     ----------   ------     -----    ------    ----
TOTAL:                       431     24,156,252    100.00     11.365      639         56,047    99.68     46.06     78.89    0.00
                             ===     ==========    ======     ======      ===     ==========   ======     =====    ======    ====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
ORIGINAL PREPAYMENT       MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
PENALTY TERM                LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
None                         215     10,430,390     43.18     11.493      640         48,513    99.72     46.20     85.09    0.00
12 Months                     12      1,173,398      4.86     11.224      653         97,783   100.00     49.56     60.29    0.00
24 Months                    128      8,340,592     34.53     11.247      636         65,161    99.54     45.32     69.58    0.00
36 Months                     76      4,211,871     17.44     11.320      634         55,419    99.78     46.20     87.15    0.00
                             ---     ----------    ------     ------      ---         ------    -----     -----     -----    ----
TOTAL:                       431     24,156,252    100.00     11.365      639         56,047    99.68     46.06     78.89    0.00
                             ===     ==========    ======     ======      ===         ======    =====     =====     =====    ====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
CREDIT SCORES               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
476 to 500                     0              0        --         --       0               0       --        --      0.00    0.00
501 to 525                     0              0        --         --       0               0       --        --      0.00    0.00
526 to 550                     1         49,986      0.21     12.125      544         49,986   100.00     44.49    100.00    0.00
551 to 575                    12        502,292      2.08     12.224      564         41,858    99.31     42.56    100.00    0.00
576 to 600                   102      4,097,914     16.96     12.400      592         40,176    99.39     43.68    100.00    0.00
601 to 625                    88      4,046,253     16.75     12.158      613         45,980    99.62     45.35     96.29    0.00
626 to 650                    90      6,245,065     25.85     11.321      640         69,390    99.87     46.53     76.12    0.00
651 to 675                    97      6,356,006     26.31     11.007      658         65,526    99.84     47.00     52.13    0.00
676 to 700                    15      1,022,246      4.23     10.241      688         68,150    99.85     48.63     72.94    0.00
701 to 725                    18      1,332,464      5.52      8.997      715         74,026    99.07     48.31     89.51    0.00
726 to 750                     3        238,540      0.99      9.468      729         79,513   100.00     46.84    100.00    0.00
751 to 775                     5        265,485      1.10      9.047      761         53,097    99.99     45.07    100.00    0.00
776 to 800                     0              0        --         --       0               0       --        --      0.00    0.00
801 to 825                     0              0        --         --       0               0       --        --      0.00    0.00
                             ---     ----------    ------     ------      ---         ------    -----     -----     -----    ----
TOTAL:                       431     24,156,252    100.00     11.365      639         56,047    99.68     46.06     78.89    0.00
                             ===     ==========    ======     ======      ===         ======    =====     =====     =====    ====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 817 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 642.

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF                  MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
GROSS MARGINS               LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.500% per annum to 10.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.755% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
RANGE OF MAXIMUM          MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
MORTGAGE RATES              LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
0

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.735% per

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER    AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED  WEIGHTED
                             OF      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   AVERAGE  PERCENT
NEXT RATE                 MORTGAGE    BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  DEBT-TO-    FULL   PERCENT
ADJUSTMENT DATE             LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV     INCOME     DOC      IO
------------------------  --------  -----------  ----------  --------  --------  -----------  --------  --------  -------  -------
January 1900